EXHIBIT 24.2


                             THE ROUSE COMPANY

                             POWER OF ATTORNEY
                             -----------------

   KNOW ALL PERSONS BY THESE PRESENTS, that, effective May 1, 1998, each person whose signature appears below constitutes and appoints ANTHONY W. DEERING, JEFFREY H. DONAHUE and BRUCE I. ROTHSCHILD, and each of them, such person's true and lawful agents and attorneys-in-fact, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign for the undersigned such Registration Statement or Statements of The Rouse Company (the "Company") on Form S-3, or any successor or alternative Form, as may be filed from time to time, in connection with the issuance by the Company of its Common Stock, par value $.01 per share, any class of Preferred Stock, par value $.01 per share, or other equity securities or debt securities, and any registration statement or statements relating to an offering contemplated by such Registration Statement or Statements that are to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including any and all amendments (including post-effective amendments) to such Registration Statement or Statements and any registration statement related to an offering contemplated by such Registration Statement or Statements that are to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission and any State or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                    /s/ David H. Benson           (SEAL)
                                    ------------------------------
                                       David H. Benson
                                       Director


                                    /s/ Jeremiah E. Casey         (SEAL)
                                    ------------------------------
                                       Jeremiah E. Casey
                                       Director


                                    /s/ Anthony W. Deering        (SEAL)
                                    ------------------------------
                                       Anthony W. Deering
                                       Chairman of the Board
                                       and Director


                                    /s/ Mathias J. DeVito         (SEAL)
                                    ------------------------------
                                       Mathias J. DeVito
                                       Chairman Emeritus
                                       and Director


                                    /s/ Rohit M. Desai            (SEAL)
                                    ------------------------------
                                       Rohit M. Desai
                                       Director


                                    /s/ Juanita T. James          (SEAL)
                                    ------------------------------
                                       Juanita T. James
                                       Director


                                    /s/ William R. Lummis         (SEAL)
                                    ------------------------------
                                       William R. Lummis
                                       Director


                                    /s/ Thomas J. McHugh          (SEAL)
                                    ------------------------------
                                       Thomas J. McHugh
                                       Director


                                    /s/ Hanne M. Merriman         (SEAL)
                                    ------------------------------
                                       Hanne M. Merriman
                                       Director


                                    /s/ Roger W. Schipke          (SEAL)
                                    ------------------------------
                                       Roger W. Schipke
                                       Director


                                    /s/ Alexander B. Trowbridge   (SEAL)
                                    ------------------------------
                                       Alexander B. Trowbridge
                                       Director


                                    /s/ Gerard J. M. Vlak         (SEAL)
                                    ------------------------------
                                       Gerard J. M. Vlak
                                       Director